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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 1, 2005



                             ADEPT TECHNOLOGY, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           California                0-27122              94-2900635
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(State or other jurisdiction    (Commission file          (I.R.S. Employer
      of incorporation)               number)           Identification Number)


                              3011 Triad Drive                       94550
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                                Livermore, CA                      (Zip Code)
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: (925) 245-3400
                                                         --------------
                                      None

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

         The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

         On February 1, 2005, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2005 second quarter ended January 1, 2005. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

         The presentation of Adept's second quarter ended January 1, 2005 financial results included in this Current Report on Form 8-K is qualified by a detailed discussion of associated material risks set forth in Adept's filings with the Securities and Exchange Commission. These include Adept's Annual Report on Form 10-K for the year ended June 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended October 2, 2004.

Item 7.01.  Regulation FD Disclosure

         The following information is furnished pursuant to Item 7.01, Regulation FD Disclosure.

         At Adept Technology, Inc.'s November 4, 2004 Annual Meeting of Shareholders, the shareholders approved an amendment to Adept's Articles of Incorporation to effect a reverse stock split (to be effective on or before February 28, 2005), at a ratio to be determined by the Board of Directors within a range of one-for-four to one-for-seven. On February 1, 2005, Adept Technology, Inc. announced that its board of directors has approved a reverse stock split at a ratio of one-for-five, to be effected on February 25, 2005.

         A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits


         (c) Exhibits


         99.1     Press Release, dated February 1, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ADEPT TECHNOLOGY, INC.



Date:  February 1, 2005                     By:  /s/ Robert R. Strickland
                                            --------------------------------
                                                     Robert R. Strickland
                                                     Chief Financial Officer